Investor Presentation Investor Presentation Exhibit 99.1

Safe Harbor
2
This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.  These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934,
as amended, and Section 27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on
Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Case for Investment 3 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Reduced Cost Structure Experienced Leadership Team

4
Sales up 13% for quarter
As of 8/5/14, we anticipate to have double digit comps in the back half of the year
Adjusted EBITDA was $2.2M up from $1.1M in Q2-13
Adjusted EBITDA less CAPEX was $0.7M up from ($1.1M) in Q2-13
Highlights from Q2-14
Earnings Call

At 9.7% online market penetration, auto parts still lags industry average in the teens.
US Auto Parts is the largest pure-play online retailer of auto parts

AASA estimates
2
Estimates by US Auto Parts where amounts are not publicly reported & we estimate the total online
DIY market to be larger than the $3.8B that is reported in the 2014 AAIA Fact Book
3
Excludes AutoAnything which is wholly owned by AutoZone
Do It Yourself (DIY) Market Size
Company 2013 Est. Rev % of total
Marketplaces (in million)
eBay Motors $2,200 47.6%
Amazon $600 13.0%
Sub Total $2,800 60.6%
Wholesale Online
Tire Rack (online) $440 9.5%
Other Tire Companies $190 4.1%
Sub Total $630 13.6%
Pure Play
US Auto Parts $250 5.4%
Rock Auto $180 3.9%
Summit $170 3.7%
Auto Anything
(AutoZone)
$120 2.6%
JEGS $70 1.5%
CarID $60 1.3%
All Other Pure Play $90 1.9%
Sub Total $940 20.3%
Brick & Mortar Retailers
AutoZone (w/o AA)
3
$110 2.4%
Advance $80 1.7%
Pep $30 0.6%
O'Reilly $20 0.4%
NAPA $10 0.2%
Sub Total $250 5.4%
Total 4,620 100.0%
Total DIY Market Size for 2013 of 47.2B
$42.6B
90.3%
$4.6B
9.7%

1

Booz & Co. estimates by 2018 that Online DIY
could reach 17% of the total DIY market

Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
DIY Online Penetration Mean Light Vehicle age
Source: R.L. Polk and BB&TCM
Source: Booz & Co.
The average age of a light vehicle on the road
continues to increase each year since 1997
8.3
8.4
8.8
8.9 8.9
9.6
9.7
9.8 9.8
9.9
10.0
10.1
10.3
10.6
10.9
11.1
11.3
0
2
4
6
8
10
12
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
2012 2013 2014 2015 2016 2017 2018

Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5
Online 4.6 5.5 6.6 8.0 9.5 11.5
Total $47.2 $49.0 $50.9 $52.8 $54.8 $56.9
% Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1%
7
Do It Yourself (DIY) Projections
1
1 Projections obtained from AAIA 2014 Digital Automotive Aftermarket Fact Book and March 2014 AASA Digital Disruption: e-tailing in the Automotive Aftermarket Report
DIY Projected Revenue (in Billions)
0.0
0.5
1.0
1.5
2.0
2.5
2013 2014 2015 2016 2017 2018
DIY Projected Y/Y Revenue Growth
Offline Online Total

(some overlap of monthly visitors across websites)

USAP traffic includes traffic from continued sales channels
Competitive sites’ traffic based on Compete March 2014 reports
US Auto Parts Dominant Reach-
Largest Pure Play Internet Retailer
0
2,000
4,000
6,000
8,000
10,000
Customer Reach is a Competitive Moat
• Over 500 man years of hand written unique content
• Long domain history to help indexing in search
• Multiple website management

Broad Auto Parts Product Offering
Body Parts Engine Parts
Performance & Accessories
*Represents  USAP online mix
36% 48% 16%
Revenue*
US Auto Parts has one of the largest product offerings with over 1.5 million products across body parts, engine parts, and performance & accessories
Broad Auto Parts Product Offering
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras

– Currently over 40,000 Private Label Products.
– Adding 4,000 – 5,000 Private Label SKUs this year
– The Company sources product directly from over 200 factories in Asia
10
Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
30% - 60%
15% - 30% 5% - 20%
Drop Shipped Current Mix
Current Mix
The breath of our Private Label products provides a significant competitive moat
USAP’s Supply Chain Creates
Pricing Advantage
68% 32%
55%
45%
USAP’s ability to competitively price products while maintaining healthy margins is a function of the
Company’s ability to leverage its robust private label supply chain.

Revenue 100%
Gross Margins 27% - 29%
Variable OPEX Costs 15%
Fixed Cost 0%
Incremental Flow 12% - 14%
Incremental Flow Thru
Growth and Profitability
We anticipate to have double digit comps in the back half of the year

*Excludes non-cash D&A, stock based comp and restructuring
Over $19M of costs have been reduced over a two year period
USAP has significantly reduced
operating cost
OPEX (in thousands) Q1-14 % of rev Q1-13 % of rev $ Change % of rev change
Fulfillment* 3,935 5.8% 3,994 6.1% (59) (30 bps)
Marketing* 8,691 12.8% 8,967 13.7% (276) (90 bps)
Technology* 1,129 1.7% 1,395 2.1% (266) (40 bps)
General & Administrative* 3,620 5.3% 3,873 5.9% (252) (60 bps)
Subtotal 17,376 25.5% 18,229 27.9% (853) (240 bps)
D&A and  Stock Based Comp 2,829 4.2% 4,153 6.3% (1,324) (210 bps)
Restructuring - 0.0% 498   0.8% (498) (80 bps)
Total OPEX 20,205 29.7% 22,880 35.0% (2,675) 530 bps)
Fixed Cost 7,206 10.6% 8,253 12.6% (1,047) (200 bps)
Variable 10,170 14.9% 9,976 15.3% 193 40 bps
D&A & Stock Based Comp 2,829 4.2% 4,153 6.3% (1,324) (210 bps)
Restructuring - 0.0% 498   0.8% (498) (80 bps)
Total 20,205 29.7% 22,880 35.0% (2,675) (530 bps
CAPEX 1,558 2.3% 2,623 4.0% (1,065) (170 bps)
Total OPEX & CAPEX 21,763 32.0% 25,503 39.0% (3,740) (700 bps)
Annualized 87,053 102,012 (14,959)

Our business model has significant cost leverage as revenues grow
1. 2013 Revenue was $255M
2. Excludes stock based compensation, depreciation and amortization
3. For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity
Base 8% 18% 27% 37%
Revenue
$255 $275 $300 $325 $350
Gross Margin %
27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0%
Variable:
Fulfillment
3.4% 3.4% 3.4% 3.4% 3.4%
Marketing
9.2% 9.2% 9.2% 9.2% 9.2%
Technology
0.6% 0.6% 0.6% 0.6% 0.6%
G&A
1.7% 1.7% 1.7% 1.7% 1.7%
Total Variable
14.9% 14.9% 14.9% 14.9% 14.9%
Fixed:
Fulfillment
2.5% 2.3% 2.1% 2.0% 1.8%
Marketing
3.8% 3.5% 3.2% 3.0% 2.8%
Technology
1.1% 1.1% 1.0% 0.9% 0.8%
G&A
3.8% 3.5% 3.2% 3.0% 2.8%
Total Fixed
11.2% 10.4% 9.5% 8.8% 8.2%
Adjusted EBITDA %
0.9%
–
2.9% 1.7%
–
3.7% 2.5%
–
4.5% 3.3%
–
5.3% 3.9%
–
5.9%
Adjusted EBITDA $
$2 – $7 $5 – $10 $8 – $14 $11 – $17 $14 – $21

14 AutoMD – Addressing the DIFM Market

Case for Investment 15 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Reduced Cost Structure Experienced Leadership Team

Shane Evangelist - Chief Executive Officer
Chief Executive Officer since October 2007 with over 10 years of leading internet businesses
Senior Vice President and General Manager of Blockbuster Online
Vice President of Strategic Planning for Blockbuster Inc.
B.A. degree in Business Administration from the University of New
Mexico and a M.B.A. from Southern Methodist University
David Robson - Chief Financial Officer
Chief Financial Officer since January 2012
Over 20 years of finance, accounting, and operational experience and has held senior positions with both public and private companies
Executive Vice President and Chief Administrative Officer at Mervyns'
LLC, SVP of Finance and Principal Accounting Officer for Guitar
Center, Inc.
B.S. degree in Accounting from University of Southern California;
certified public accountant
Aaron E. Coleman - Chief Operating Officer
Chief Operating Officer since September 2010, and was Executive
Vice President of Operations and CIO from April 2008 until September
2010 with over 18 years of e-commerce experience
Senior Vice President – Online Systems at Blockbuster Inc.
Multiple positions with internet and technology companies including
American Airlines, Travelweb (Priceline), Baan
B.A. degree in Business Administration from Gonzaga University
Leadership Team
Charles Fischer - Senior Vice President of Global Procurement
Senior Vice President of Global Sourcing and Procurement since May 2008 with over 30 years of global sourcing experience
Vice President, Supply Chain Management for Keystone Automotive Industries
Director, Business Development for Modern Engineering
Multiple leadership positions with multiple companies in the automotive aftermarket industry

Over $19M of costs have been reduced over a two year period
Adjusted EBITDA
(Non-GAAP Financial Measure – in thousands)
Thirteen Weeks Ended Twenty-Six Weeks Ended
June 28 June 29 June 28 June 29
2014 2013 2014 2013
Net loss (2,180) $            (9,567) $            (1,979) $            (12,910) $
Interest expense, net 238                    228                    497                    415
Income tax provision 21                      69                      53                      90
Amortization of intangible assets 126                    107                    210                    213
Depreciation and amortization expense 2,252                 3,626                 4,620                 7,264
EBITDA 457                    (5,537)                3,401                 (4,928)
Share-based compensation expense 629                    341                    1,005                 750
Impairment loss on property and equipment -                     4,832                 -                     4,832
Impairment loss on intangible assets -                     1,245                 -                     1,245
Inventory write-down related to Carson closure 478                    -                     478                    -
Restructuring costs 625                    225                    625                    723
Adjusted EBITDA 2,189 $              1,106 $              5,509 $              2,622 $

Consolidated Statements of Comprehensive Operations
(Unaudited, in Thousands, Except Per Share Data)
Thirteen Weeks Ended Twenty-Six Weeks Ended
June 28 June 29 June 28 June 29
2014 2013 2014 2013
Net sales 76,947 $           67,889 $           144,975 $         133,294 $
Cost of sales
(1)
56,527               48,876               103,854            94,543
Gross profit 20,420               19,013               41,121               38,751
Operating expenses:
    Marketing 10,963               11,186               21,078               22,377
    General and administrative 4,623                 4,678                 8,770                 9,365
    Fulfillment 5,383                 4,991                 10,095               10,372
    Technology 1,264                 1,316                 2,412                 2,831
    Impairment loss on property and equipment -                     4,832                 -                     4,832
    Impairment loss on intangible assets -                     1,245                 -                     1,245
    Amortization of intangible assets 126                    107                    210                    213
        Total operating expenses 22,359               28,355               42,565               51,235
Loss from operations (1,939)                (9,342)                (1,444)                (12,484)
Other income (expense):
    Other income, net 18                      72                      15                      79
    Interest expense (238)                   (228)                   (497)                   (415)
        Total other expense, net (220)                   (156)                   (482)                   (336)
Loss before income tax provision (2,159)                (9,498)                (1,926)                (12,820)
Income tax provision 21                      69                      53                      90
Net loss (2,180)                (9,567)                (1,979)                (12,910)
Other comprehensive income (loss), net of tax:
    Foreign currency translation adjustments (12)                     31                      (4)                       25
    Net unrealized losses on derivative instrument (22)                     -                     (22)                     -
    Unrealized gains on investments -                     2                        -                     2
        Total other comprehensive income (loss) (34)                     33                      (26)                     27
Comprehensive loss (2,214) $            (9,534) $            (2,005) $            (12,883) $
Basic and diluted net loss per share (0.07) $               (0.29) $               (0.06) $               (0.40) $
Shares used in computation of basic and
    diluted net loss per share 33,460               33,119               33,422               32,130
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.

Consolidated Balance Sheet
(Unaudited, in Thousands, Except Par and Per Share Liquidation value)
June 28 December 28
ASSETS
2014 2013
Current assets:
    Cash and cash equivalents 1,675 $                 818 $
    Short-term investments 786                       47
    Accounts receivable, net of allowances of $295 and $213
       at June 28, 2014 and December 28, 2013, respectively 3,731                    5,029
    Inventory 35,178                  36,986
    Other current assets 3,000                    3,234
       Total current assets 44,370                  46,114
Property and equipment, net 17,936                  19,663
Intangible assets, net 1,828                    1,601
Other non-current assets 1,355                    1,804
       Total assets 65,489 $               69,182 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable 21,784 $               19,669 $
    Accrued expenses 7,439                    5,959
    Revolving loan payable -                       6,774
    Current portion of capital leases payable 256                       269
    Other current liabilities 4,180                    3,682
       Total current liabilities 33,659                  36,353
Capital leases payable, net of current portion 9,387                    9,502
Deferred income taxes 387                       335
Other non-current liabilities 1,895                    2,126
       Total liabilities 45,328                  48,316
Stockholders' equity:
    Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017;  4,150 shares authorized; 4,150 shares issued and outstanding
       at June 28, 2014 and December 28, 2013, respectively 4                           4
    Common stock, $0.001 par value; 100,000 shares authorized;
       33,506 shares and 33,352 shares issued and outstanding
       at June 28, 2014 and December 28, 2013, respectively 34                         33
    Additional paid-in capital 170,111                168,693
    Common stock dividend distributable 60                         60
    Accumulated other comprehensive income 420                       446
    Accumulated deficit (150,468)             (148,370)
       Total stockholders' equity 20,161                  20,866
       Total liabilities and equity 65,489 $               69,182 $

Sales & Adjusted EBITDA

Consolidated Sales
($ In Millions)
Consolidated Adjusted EBITDA
($ In Millions)
Adj. EBITDA Margin
3%
5% 8% 7% 3% 2%
3% 5%
1.
JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011.  Amounts not separately disclosed after 2011.
2. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization.  Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M , $1.3M , $0.4M and $0.6M in 2008, 2009, 2010, 2011, 2012, 2013,
Q1-14 and Q2-14, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M, $6.8M, and $1.1 in 2008, 2009, 2010, 2011, 2012,
2013 and Q2-14, respectively. There were no restructuring or one time charges in Q1-14.
$153.4
$176.3
$262.3
$327.1
$304.0
$254.8
$68.0
$76.9
2008 2009 2011 2011 2012 2013 Q1-14 Q2-14
$5.2
$13.5
$19.5
$16.3
$9.4
$6.0
$3.3
$2.2
2008 2009 2011 2011 2012 2013 Q1-14 Q2-14
1
2

Source: Google
eBay Parts Sales Continue to Increase
Source: eBay filings, press releases
Google Queries for Parts Growing
Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
Online sales of automotive parts and accessories have grown in the high teens and are expected to grow at 20% going forward
$1.0
$1.1
$1.2
$1.3
$1.4
$1.5
$1.6
$1.7
$1.8
$1.9
$2.0
$2.1
$2.2
$2.3
$1.3
$1.3
$1.2
$1.3
$1.5
$1.6
$1.5 $1.5
$1.8 $1.8
$1.9 $1.9
$2.0
$2.2
$2.1 $2.1
21